SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 15, 1997



                           UIH Australia/Pacific, Inc.
               (Exact Name of Registrant as Specified in Charter)


               Colorado              333-05017          84-1341958
            (State or other         (Commission       (IRS Employer
            jurisdiction of         File Number)      Identification #)
            incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

             CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

       In periodic reports filed with the Securities and Exchange Commission, press releases and other written and oral disseminations from time to time, UIH Australia/Pacific, Inc. (the "Company") sometimes makes "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include, among others, statements concerning the Company's outlook for the future and information about its future plans, such as plans with respect to acquisitions, dispositions and strategic alliances; the Company's expectations as to subscriber and revenue growth, rates of subscriber penetration, schedules of system acquisition and buildout and targeted goals for return on investment capital; the Company's plans and expectations as to funding of capital expenditures and operations; and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Many of these risks and uncertainties have been discussed in the Company's prior filings with the Securities and Exchange Commission.

       The Company's strategy is to continue the development of its existing multi-channel television operating systems and related operations, including increasing subscriber penetration in currently served areas as well as building out systems in certain currently unserved regions in the respective operating or franchise areas. The most important factors that could prevent the Company from achieving these goals, and cause actual results to differ materially from those expressed in the forward-looking statements, include, but are not limited to, the following:

       *        Changes  in  television   viewing   preferences  and  habits  by
                subscribers   and  potential   subscribers   as  well  as  their
                acceptance of new technology and programming alternatives.

       * As the Company operates in a capital-intensive industry, the inability to secure adequate capital to fund system growth and development.

       * The inability of the Company and its operating companies to generate sufficient cash flow to support their respective debt service obligations.

       * Risks inherent in investment and operations in foreign countries, including loss of revenue, property and equipment from expropriation, nationalization, other political risks and risks of increases in taxes and government fees.

       * Risks inherent in construction, including delays and cost overruns.

       *        The  inability   to  secure  experienced  local  and  expatriate
                employees to manage the Company's operations.


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




       *        Availability  of   programming  for   distribution  through  the
                Company's operating systems.

       *        Changes in government regulation.

       These and other risks and uncertainties affecting the Company are discussed in greater detail in other filings by the Company with the Securities and Exchange Commission, including the Company's registration statement on Form S-4 (File No. 333-05017) that became effective on August 12, 1996.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                           UIH AUSTRALIA/PACIFIC, INC.



DATE:  May 15, 1997                        By:   /s/   Valerie L. Cover
                                              ---------------------------------
                                                 Valerie L. Cover
                                                 Controller





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